Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated balance sheet and the unaudited pro forma condensed consolidated statement of operations are derived from, and should be read in conjunction with, the historical financial statements and notes thereto of Wright Medical Group, Inc. (“Wright”), as presented in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission (SEC) on February 22, 2013.

The unaudited pro forma condensed consolidated financial statements have been prepared giving effect to the divestiture and sale of Wright’s OrthoRecon business (the “Transaction”) as if the Transaction occurred on September 30, 2013 for the unaudited pro forma condensed consolidated balance sheet and on January 1, 2010 for the unaudited pro forma condensed consolidated statements of operations. Historical operating information presented in the quarterly report on Form 10-Q for the period ended September 30, 2013 reflects Wright’s OrthoRecon business within discontinued operations.

The unaudited pro forma condensed consolidated financial statements are prepared in accordance with Article 11 of Regulation S-X. The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of the filing of this report on Form 8-K.

The unaudited pro forma condensed consolidated financial statements do not purport to represent, and are not necessarily indicative of, what our actual financial position and results of operations would have been had the transaction occurred on the dates indicated. In addition, these unaudited pro forma condensed consolidated financial statements should not be considered to be indicative of our future financial performance.

WRIGHT MEDICAL GROUP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2013

(In thousands)

	Company Historical	OrthoRecon Disposition		Company Pro Forma
Assets:
Current assets:
Cash and cash equivalents	272,793	276,266	(a)	549,059
Marketable securities	6,387	—		6,387
Accounts receivable, net	93,299	(56,995)	(b)(1)	36,304
Inventories	144,952	(82,950)	(b)(2)	62,002
Prepaid expenses	13,184	(6,945)	(b)	6,239
Deferred income taxes	32,253	(17,184)	(c)	15,069
Other current assets	56,892	(17,369)	(f)	39,523

Total current assets	619,760	94,823		714,583

Property, plant and equipment, net	137,977	(87,139)	(b)(3)	50,838
Goodwill	85,593	(25,740)	(b)	59,853
Intangible assets, net	26,119	(1,331)	(b)	24,788
Marketable securities	13,202	—		13,202
Deferred income taxes	54,533	6,071	(d)	60,604
Other assets	121,442	(12,576)	(b)	108,866

Total assets	1,058,626	(25,892)		1,032,734

Liabilities and Stockholder’s Equity:
Current liabilities:
Accounts payable	19,761	(9,238)	(b)(4)	10,523
Accrued expenses and other current liabilities	96,899	(30,016)	(g)	66,883
Current portion of long-term obligations	133	(76)	(b)	57

Total current liabilities	116,793	(39,330)		77,463

Long-term debt and capital lease obligations	264,989	(37)	(b)	264,952
Deferred income taxes	1,183	(1,063)	(e)	120
Other noncurrent liabilities	112,452	(3,034)	(b)	109,418

Total liabilities	495,417	(43,466)		451,953

Stockholder’s Equity:
Common stock, $.01 par value, authorized:
100,000,000 shares; issued and outstanding: 47,088,476 shares at September 30, 2013	464	—		464
Additional paid-in capital	625,777	—		625,777
Accumulated other comprehensive income	17,421	2,083	(h)	19,504
Retained earnings	(80,453)	15,489	(b)(6)	(64,964)

Total stockholder’s equity	563,209	17,572		580,781

Total liabilities and stockholder’s equity	1,058,626	(25,892)		1,032,734

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

WRIGHT MEDICAL GROUP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

(In thousands)

	Company Historical	OrthoRecon Disposition		Company Pro Forma
Net Sales	347,758	(173,252)	(b)	174,506
Cost of sales	(108,391)	(66,093)	(b)	42,298

Gross profit	239,367	(107,159)		132,208
Operating expenses:
Selling, general and administrative	250,214	(85,908)	(b)(5)	164,306
Research and development	24,425	(9,532)	(b)	14,893
Amortization of intangible assets	7,007	(1,281)	(b)	5,726
BioMimetic impairment charges	206,249	—		206,249

Total operating expenses	487,895	(96,721)		391,174

Operating income	(248,528)	(10,438)		(258,966)
Interest expense, net	12,000	(21)	(b)	11,979
Other expense	(64,746)	(545)	(b)	(65,291)

Income (loss) before income taxes	(195,782)	(9,872)		(205,654)

Benefit (provision) for income taxes	56,866	3,831		60,697

Net income (loss)	(138,916)	(6,041)		(144,957)

Net income (loss) per share:

Basic	(3.11)	—		(3.24)

Diluted	(3.11)	—		(3.24)

Weighted-average number of shares outstanding:

Basic	44,721	—		44,721

Diluted	44,721	—		44,721

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

WRIGHT MEDICAL GROUP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)

	Company Historical	OrthoRecon Disposition		Company Pro Forma
Net Sales	483,776	(269,671)	(b)	214,105
Cost of sales	149,978	(101,739)	(b)	48,239
Cost of sales - restructuring	435	(435)	(b)	—

Gross profit	333,363	(167,497)		165,866
Operating expenses:
Selling, general and administrative	290,261	(140,433)	(b)(5)	149,828
Research and development	27,033	(13,128)	(b)	13,905
Amortization of intangible assets	5,772	(1,355)	(b)	4,417
Depreciation expense adjustment	—	468	(b)	468
Gain on sale of intellectual property	(15,000)	—		(15,000)
Restructuring charges	1,153	(722)	(b)	431

Total operating expenses	309,219	(155,170)		154,049

Operating income	24,144	(12,327)		11,817
Interest expense, net	10,188	(75)	(b)	10,113
Other expense	5,395	(306)	(b)	5,089

Income (loss) before income taxes	8,561	(11,946)		(3,385)

Benefit (provision) for income taxes	(3,277)	3,275		(2)

Net income (loss)	5,284	(8,671)		(3,387)

Net income (loss) per share:

Basic	0.14	—		(0.09)

Diluted	0.14	—		(0.09)

Weighted-average number of shares outstanding:

Basic	38,769	—		38,769

Diluted	39,086	—		39,086

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

WRIGHT MEDICAL GROUP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

(In thousands)

	Company Historical	OrthoRecon Disposition		Company Pro Forma
Net Sales	512,947	(302,193)	(b)	210,754
Cost of sales	156,906	(100,144)	(b)	56,762
Cost of sales - restructuring	2,471	(1,804)	(b)	667

Gross profit	353,570	(200,245)		153,325
Operating expenses:
Selling, general and administrative	301,588	(169,817)	(b)(5)	131,771
Research and development	30,114	(14,692)	(b)	15,422
Amortization of intangible assets	2,870	(458)	(b)	2,412
Depreciation expense adjustment	—	(160)	(b)	(160)
Restructuring charges	14,405	(9,792)	(b)	4,613

Total operating expenses	348,977	(194,919)		154,058

Operating income	4,593	(5,326)		(733)
Interest expense, net	6,529	(148)	(b)	6,381
Other expense	4,719	(478)	(b)	4,241

Income (loss) before income taxes	(6,655)	(4,700)		(11,355)

Benefit (provision) for income taxes	1,512	2,449		3,961

Net income (loss)	(5,143)	(2,251)		(7,394)

Net income (loss) per share:

Basic	(0.13)	—		(0.19)

Diluted	(0.13)	—		(0.19)

Weighted-average number of shares outstanding:

Basic	38,279	—		38,279

Diluted	38,279	—		38,279

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

WRIGHT MEDICAL GROUP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(In thousands)

	Company Historical	OrthoRecon Disposition		Company Pro Forma
Net Sales	518,973	(310,484)	(b)	208,489
Cost of sales	158,456	(102,528)	(b)	55,928

Gross profit	360,517	(207,956)		152,561
Operating expenses:
Selling, general and administrative	282,413	(158,069)	(b)(5)	124,344
Research and development	37,300	(20,292)	(b)	17,008
Amortization of intangible assets	2,711	(314)	(b)	2,397
Depreciation expense adjustment	—	360	(b)	360
Restructuring charges	919	(859)	(b)	60

Total operating expenses	323,343	(179,174)		144,169

Operating income	37,174	(28,782)		8,392
Interest expense, net	6,123	(33)	(b)	6,090
Other expense	130	(11)	(b)	119

Income (loss) before income taxes	30,921	(28,738)		2,183

Benefit (provision) for income taxes	(13,080)	624		(12,456)

Net income (loss)	17,841	(28,114)		(10,273)

Earnings per share — Net income (loss) from continuing operations:

Basic	0.47	—		(.27)

Diluted	0.47	—		(.27)

Weighted average common shares outstanding:

Basic	37,802	—		37,802

Diluted	37,961	—		37,961

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Disposition of OrthoRecon

The estimated net proceeds and gain on the divestiture and sale of the OrthoRecon business, based on the historical book balances of the OrthoRecon business as of September 30, 2013, are as follows (in thousands):

Estimated net proceeds	287,100
Net assets sold to MicroPort	(233,075)
Transaction costs (1)	(21,934)
CTA adjustment (Japan & Belgium)	(2,083)

Pre-tax estimated gain (loss) on sale	(30,008)
Income taxes	21,279

Gain on sale	8,730

(1)	Transaction costs include accounting, tax, valuation, consulting, legal and investment banking fees related to the divestiture and sale of the OrthoRecon business including $11.1 million of transaction costs expensed prior to September 30, 2013.

Note 2 – Pro Forma Adjustments

The following are descriptions of the pro forma adjustments related to the divestiture and sale of the OrthoRecon business:

(a) Represents the estimated net proceeds of $287.1 million from the divestiture and sale of the OrthoRecon business, less transaction costs expensed subsequent to September 30, 2013.

(b) Represents adjustments to eliminate the historical balances of the OrthoRecon business.

(b)(1) Accounts receivable, net was calculated using the product codes of the associated revenue specifically identified as relating to the OrthoRecon business. Accounts receivable associated with shared product codes was allocated proportionately by country to the OrthoRecon business.

(b)(2) Net inventories were allocated based on specific product codes.

(b)(3) Property, plant and equipment, net was specifically identified as related to the OrthoRecon business. Instruments were allocated using specific product codes. Instruments associated with shared product codes were allocated proportionately by country to the OrthoRecon business.

(b)(4) Accounts payable was allocated based on an approach utilizing days payable outstanding (DPO). Consolidated DPOs were calculated separately for US and international entities and those DPOs were subsequently applied against accounts payable related expenses for the OrthoRecon business only in order to calculate the accounts payable balance.

(b)(5) During the periods presented, the OrthoRecon business functioned as part of the larger group of companies controlled by Wright Medical, and accordingly, Wright Medical performed certain corporate overhead functions for the OrthoRecon business. These functions include, but are not limited to, executive oversight, legal, finance, human resources, internal audit, financial reporting, and tax planning. The costs of such services were allocated to the OrthoRecon business based on the most relevant allocation method to the service provided, primarily based on relative percentage of revenue or headcount. Management believes such allocations are reasonable; however, they may not be indicative of the actual expense that would have been incurred had the OrthoRecon business been operating as a separate entity apart from Wright Medical.

(b)(6) Represents the estimated gain on the divestiture and sale of the OrthoRecon business exclusive of $11.1 million of transaction costs expensed prior to September 30, 2013, net of related tax benefit of $4.3 million.

(c) Represents the disposal of OrthoRecon Japan deferred tax assets of $0.3 million and to record the net tax effect of the disposition of the OrthoRecon business, totaling $16.9 million.

(d) Represents the disposal of OrthoRecon Japan deferred tax assets of $1.7 million and to record the net tax effect of the disposition of the OrthoRecon business, totaling $7.8 million.

(e) To record the net tax effect of the disposition of the OrthoRecon business.

(f) Represents the disposal of OrthoRecon other current assets of $2.4 million and to record the net tax effect of the disposition of the OrthoRecon business, totaling $15.0 million.

(g) Represents the disposal of OrthoRecon accrued expenses and other current liabilities of $32.6 million and to record the net tax effect of the disposition of the OrthoRecon business, totaling $2.6 million.

(h) Elimination of the cumulative translation adjustment component of accumulated other comprehensive income for substantially liquidated subsidiaries.